NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

NUVEEN NWQ MULTI-CAP VALUE FUND

NUVEEN NWQ LARGE-CAP VALUE FUND

NUVEEN NWQ SMALL/MID-CAP VALUE FUND

NUVEEN NWQ SMALL-CAP VALUE FUND

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED MAY 14, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2011

1.	The first paragraph of the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class B Shares” is deleted in its entirety and replaced with the following paragraph:

Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund do not issue Class B shares. Nuveen Multi-Manager Large-Cap Value Fund, Nuveen NWQ Multi-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

2.	The first paragraph of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge” is deleted in its entirety and replaced with the following paragraph:

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

3.	The first two paragraphs of the section “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” are deleted in their entirety and replaced with the following paragraph:

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

4.	The first paragraph of the section “How You Can Buy and Sell Shares—Special Services—Reinstatement Privilege” is deleted in its entirety and replaced with the following paragraph:

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NWQP-0512P

Mutual Funds

Prospectus

February 15, 2012, as supplemented May 14, 2012

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	NGTIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summary

Nuveen Global Total Return Bond Fund

Investment Objective

The investment objective of the fund is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 15 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 17 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-49 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[3]	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.18%	1.93%	1.43%	0.93%
Fee Waivers and/or Expense Reimbursements[4]	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	1.25%	0.75%

1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Other Expenses are estimated assuming that the fund’s average net assets for its first fiscal year are $50 million.

4	The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

Section 1    Fund Summary

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$572	$178	$127	$77	$572	$178	$127	$77
3 Years	$785	$558	$403	$246	$785	$558	$403	$246

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the fund may utilize various currency-related derivatives in an effort to enhance the fund’s total return or to manage risk.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality as determined by its sub-adviser. However, up to 30% of the fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Section 1    Fund Summary

The fund’s sub-adviser uses a team-based and research-driven investment process for the fund. The portfolio management team relies on both top-down and bottom-up research to identify attractive investment opportunities and to manage the fund’s risk.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities.

A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. The downturn in the housing market and the resulting recession in the United States have negatively affected, and may continue to negatively affect, both the price and liquidity of certain mortgage-backed securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries. Also, changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Section 1    Fund Summary

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Timothy A. Palmer, CFA	Managing Director	November 2011
Steve S. Lee, CFA	Senior Vice President	November 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summary

Section 2    How We Manage Your Money

To help you better understand the fund, this section includes a detailed discussion of the fund’s investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the fund, oversees the management of the fund’s portfolio, manages the fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the fund. Nuveen Asset Management manages the investment of the fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Timothy A. Palmer and Steve S. Lee are the portfolio managers of the fund.

•

Timothy A. Palmer, CFA, entered the financial services industry in 1986 and joined FAF Advisors, Inc. (“FAF”) in 2003. He joined Nuveen Asset Management on January 1, 2011, in connection with its acquisition of a portion of FAF’s asset management business.

•

Steve S. Lee, CFA, entered the financial services industry in 1995 and joined an affiliate of Nuveen Asset Management in 2007. Before that, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is provided in the statement of additional information.

Management Fees

The management fee schedule for the fund consists of two components: a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

Section 2    How We Manage Your Money

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875%
For the next $250 million	0.3750%
For the next $500 million	0.3625%
For the next $1 billion	0.3500%
For net assets over $2 billion	0.3250%

The complex-level fee begins at a maximum rate of 0.2000% of the fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for the fund is the fund-level fee plus 0.2000%. As of December 31, 2011, the effective complex-level fee was 0.1767% of the fund’s average daily net assets.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through October 31, 2014 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for the fund do not exceed 0.75% of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

Information regarding the Board of Trustees’ approval of the investment management agreements will be available in the fund’s semi-annual report for the period ending December 31, 2011.

The fund’s investment objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the fund’s investment objective changes, you will be notified at least 60 days in advance. The fund’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the fund’s sub-adviser uses, or may use, to achieve the fund’s objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Foreign Government Obligations

Foreign government obligations are debt obligations issued or guaranteed by a government of a country other than the United States. The fund may purchase foreign government obligations that are non-dollar denominated

Section 2    How We Manage Your Money

or dollar denominated. Such obligations may be issued by governments of emerging market countries.

Non-U.S. Issuers

Non-U.S. issuers are those (i) whose securities are traded principally on an exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country, or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Emerging Markets Issuers

Emerging markets issuers are those that are organized under the laws of and have a principal office(s) in an emerging market country or that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Corporate Debt Securities

Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

High Yield Bonds

Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Derivatives

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in

Section 2    How We Manage Your Money

an effort to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

U.S. Government Agency Securities

U.S. Government agency securities are securities issued or guaranteed by U.S. federal government agencies or government-sponsored enterprises. Some of these securities are backed by the full faith and credit of the U.S. Government. Others are supported by the right to borrow directly from the U.S. Treasury under certain conditions, while others are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Mortgage-Backed Securities (MBS)

A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. The fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. It may also invest in privately issued mortgage-backed securities, including commercial mortgage-backed securities (CMBS).

Asset-Backed Securities (ABS)

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objective.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the fund’s statement of additional information. Certain portfolio holdings information for the fund is available on the fund’s website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” link on the home page and following the applicable link for the fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of the fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the website following the end of each month with an approximately one-month lag. This information will remain available on the website until the fund files with the Securities and

Section 2    How We Manage Your Money

Exchange Commission its annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Nuveen Asset Management uses a team-based and research-driven investment process for the fund. In making buy, sell and hold decisions, the portfolio management team considers input from Nuveen Asset Management’s Fixed Income Strategy Committee, its various sector teams, and its research analysts. It relies on both top-down and bottom-up research to identify attractive investment opportunities and to manage the fund’s risk. This research contributes to the formulation of sector views as well as to country, currency, industry, and security selection decisions.

The fund’s top-down approach begins with Nuveen Asset Management’s formulation of its general economic outlook, including an analysis of current and anticipated interest rates and credit conditions. Following this, various sectors and industries are evaluated and selected for investment. Finally, the portfolio management team selects individual securities within these sectors or industries. The team also considers expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

With its bottom-up approach, the portfolio management team utilizes fundamental information to evaluate the credit quality, relative value and momentum of individual securities. In doing so, the team compares a security’s metrics both to its metrics over time and to the metrics of other securities in the fixed-income market. The team’s quantitative analysis allows it to make detailed comparisons of securities between and within sectors, industries, and rating categories.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks for the fund and the other risks listed alphabetically below that you assume when you invest in the fund. Because of these risks, you should consider an investment in the fund to be a long-term investment.

Principal Risks

Call risk: Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit risk: The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change

Section 2    How We Manage Your Money

in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When the fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. These risks are heightened when the management team uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

In addition, when the fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the fund’s shares and can result in losses that exceed the amount originally invested. The success of the fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. The fund may also enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, certain derivative instruments and markets may not be liquid, which means the fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested).

High yield securities risk: The fund may invest in high yield securities, which usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid, meaning that it may be more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on the fund’s performance. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Section 2    How We Manage Your Money

Income risk: The fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above, or prepaid, see “Mortgage-Backed Securities Risk” below), in lower-yielding securities.

Interest rate risk: Debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Liquidity risk: The fund is exposed to liquidity risk because of its investment in various securities—such as high yield securities and emerging markets securities—that may be illiquid. For example, trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading may also lead to greater price volatility.

Mortgage- and asset-backed securities risk: The value of the fund’s mortgage and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. If the underlying mortgages or other obligations are paid off sooner than expected, the fund may have to reinvest this money in mortgage- or asset-backed or other securities that have lower yields.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-back securities defaults, the value of that security may decrease. Moreover, the downturn in the housing market and the resulting recession in the United States have negatively affected, and may continue to negatively affect, both the price and liquidity of privately issued mortgage-backed securities.

Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Non-U.S./emerging markets risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

Section 2    How We Manage Your Money

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

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Because the non-U.S. securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

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Securities of companies traded in many countries outside the United States, particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transaction.

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The fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

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Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local stock exchanges may not offer liquid markets for outside investors.

Section 2    How We Manage Your Money

Other Risks

Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund’s assets can decline, as can the value of the fund’s distributions.

Small fund risk: The fund currently has less assets than similar funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The fund has policies in place which seek to reduce the impact of these flows where Nuveen Fund Advisors has prior knowledge of them.

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The fund offers multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of the fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the fund, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of the fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The fund has established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Section 3    How You Can Buy and Sell Shares

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the fund’s average daily net assets.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Section 3    How You Can Buy and Sell Shares

The fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of the fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

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Letter of Intent. Subject to certain requirements, you may purchase Class A shares of the fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of the fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

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Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

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Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program, and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the fund or your

Section 3    How You Can Buy and Sell Shares

financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the fund.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Fund

Eligible investors may purchase shares directly from the fund.

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By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of the fund, calculated after the fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing.

Section 3    How You Can Buy and Sell Shares

Neither the fund nor the transfer agent are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

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By mail. You may open an account directly with the fund and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund.

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On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the fund’s website. To access your account, click the “Our Products—Mutual Funds” link on www.nuveen.com and then choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the fund’s automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in the fund’s systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing the fund to draw pre-authorized checks on your bank account.

Section 3    How You Can Buy and Sell Shares

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From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

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Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account, paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, the fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption.

Section 3    How You Can Buy and Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the fund.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Fund

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By mail. You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

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On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Our Products—Mutual Funds” link on www.nuveen.com and then choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

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By telephone. If your account is held with your fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 shares) held directly with the fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

Section 3    How You Can Buy and Sell Shares

If the fund elects to exercise the right to assess a low balance fee, then annually the fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends from the fund’s net investment income are normally declared and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through ACH or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior

Section 4    General Information

year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year or that is a qualified fund of funds may, for such taxable year, elect to pass the regulated investment company’s foreign tax credits through to its investors.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the fund and do not elect a cost basis method, your account will default to the average cost basis method. For a definition of “average cost basis method,” please see the glossary. Financial intermediaries choose their own default method.

The Distributor serves as the selling agent and distributor of the fund’s shares. In this capacity, the Distributor manages the offering of the fund’s shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, the fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Section 4    General Information

Under the plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2011, these payments in the aggregate were approximately 0.070% to 0.073% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus

Section 4    General Information

sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the fund to you. The intermediary may elevate the prominence or profile of the fund within the intermediary’s organization by, for example, placing the fund on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the fund in various ways within the intermediary’s organization.

The price you pay for your shares is based on the fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund’s Board of Trustees or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser. Equity securities generally are valued at the last reported sales price or official closing price on an exchange, if available. Non-U.S. securities and currencies are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by the fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. Generally, trading in many non-U.S. securities that the fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the fund generally will be computed as of such times. Occasionally, events affecting the value of non-U.S. securities may occur between such times and the close of the NYSE which will require that such securities be valued by the fund at their fair value. The fund may rely on an independent fair valuation service in making certain fair value determinations for foreign securities based upon such factors as

Section 4    General Information

developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

If the fund holds securities that are principally traded in non-U.S. markets, the value of such securities may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the fund has adopted a Frequent Trading Policy that seeks to balance the fund’s need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The fund’s Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The fund may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the fund. Despite the fund’s efforts to detect and prevent frequent trading, the fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the fund through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the fund’s ability to detect and prevent frequent trading. In addition, the fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the fund’s Frequent Trading Policy and may be approved for use in instances where the fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity.

Section 4    General Information

Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

The fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the fund is State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111. The fund’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Glossary of Investment Terms

•

Asset-backed securities: Fixed income securities backed by a pool of financial assets that individually cannot easily be traded. By pooling together a large portfolio of these illiquid assets, they can be converted into instruments that may be offered and sold more freely in the capital markets. An asset-backed security can be backed by any asset, like accounts receivables, credit card debt or other credit.

•	Average cost basis method: Calculating cost basis by determining the average price paid for fund shares that may have been purchased at different times for different prices.

•	Call feature: A feature that allows a bond issuer to redeem the bond before its maturity date.

•

Corporate debt securities: Contractual obligations of a corporate issuer to pay a face amount or principal and interest in stated periods of time. Notes, bonds, debentures and commercial paper are types of corporate debt securities.

•	Coupon: Payment the owner of a bond receives on a periodic basis from the issuer of the bond.

•	Currency derivatives: Financial instruments whose performance is derived, at least in part, from the performance of an underlying currency.

•	Debentures: Unsecured junior bonds that are generally issued by creditworthy firms. Convertible bonds are usually debentures.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•	Duration exposure: A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

•

Emerging markets: The financial markets of developing economies in countries with low per capita income in the initial stages of their industrialization cycles. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local exchanges may not offer liquid markets for outside investors.

•	Fixed income or debt securities: A security whose coupon or periodic cash flows are known or the method of derivation is known at the time of purchase.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•

High yield or “junk” securities: Fixed income securities rated below the category of “BBB” by Standard & Poor’s or Fitch or the category of “Baa” by Moody’s. Because of the higher risk of default, these securities

Section 5    Glossary of Investment Terms

generally pay a higher yield than investment grade securities. These securities are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed.

•	Inverse floating rate securities: A variable-rate security whose coupon rate or interest rate changes in the direction opposite to that of some reference rate or market rate.

•

Investment grade securities: Fixed income securities rated in the top four rating classifications, i.e., a rating of “BBB” or higher by Standard & Poor’s or Fitch or the category of “Baa” or higher by Moody’s. Investment grade securities have a lower probability of missing payments or going into default than high yield securities.

•	Mortgage-backed securities: A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans.

•

Options: Derivative investments giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•

Surety bonds: A three-way agreement between a surety company, a contractor and the project owner. If the contractor fails to comply with the contract, the surety assumes responsibility and ensures that the project is completed.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

•

Taxable fixed income market: Securities that offer predictable interest income and repayment of principal if held to maturity and are subject to issuer credit risk. The income earned on these securities is subject to federal and state income tax. The taxable fixed income market refers to the system where these securities can be exchanged.

Section 5    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Term Municipal Bond

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

Municipal-State (continued)

North Carolina Municipal Bond

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

Intermediate Term Bond

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Global/International

International

International Select

Santa Barbara Global Growth

Santa Barbara International Growth

Symphony International Equity

Tradewinds Emerging Markets

Global/International (continued)

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International Value

Tradewinds Japan

Tradewinds Small-Cap Opportunities

Value

Dividend Value

Large Cap Value

Mid Cap Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Santa Barbara Growth

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select

Mid Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Tactical Market Opportunities

Quantitative/Enhanced

Quantitative Enhanced Core Equity

Index

Equity Index

Mid Cap Index

Small Cap Index

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. Additional information about the fund’s investments is available in the annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund’s most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the fund’s website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The fund is a series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-GTRB-0512P

NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

NUVEEN NWQ MULTI-CAP VALUE FUND

NUVEEN NWQ LARGE-CAP VALUE FUND

NUVEEN NWQ SMALL/MID-CAP VALUE FUND

NUVEEN NWQ SMALL-CAP VALUE FUND

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED MAY 14, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2011

1.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Class A Shares” is deleted in its entirety and replaced with the following paragraph:

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2011 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

2.	The first three paragraphs of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” are deleted in their entirety and replaced with the following two paragraphs:

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

3.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege” is deleted in its entirety and replaced with the following paragraph:

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NWQSAI-0512P

NUVEEN GLOBAL TOTAL RETURN BOND FUND

SUPPLEMENT DATED MAY 14, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 15, 2012

1.	The fourth sentence of the first paragraph under “Statement of Additional Information” on the front cover is deleted in its entirety and replaced with the following sentence:

To obtain copies of the Prospectus at no charge, write the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or call (800) 257-8787.

2.	The first paragraph of the section “Service Providers—Transfer Agent” is deleted in its entirety and replaced with the following paragraph:

The Fund’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8530, Boston, Massachusetts 02266-8530.

3.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Class A Shares” is deleted in its entirety and replaced with the following paragraph:

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase based on the initial net asset value for Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus.

4.	The first two paragraphs of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” are deleted in their entirety and replaced with the following two paragraphs:

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

5.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege” is deleted in its entirety and replaced with the following paragraph:

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

6.	The first sentence of the second paragraph of the section “Purchase and Redemption of Fund Shares—General Matters” is deleted in its entirety and replaced with the following sentence:

If you choose to invest in the Fund, an account will be opened and maintained for you by BFDS, the Fund’s shareholder services agent.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-GTRSAI-0512P